SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): July 25, 2003
                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)



                                   California

                 (State or Other Jurisdiction of Incorporation)



        000-22020                                          77-0164056

 (Commission File Number)                      (IRS Employer Identification No.)


     855 Jarvis Drive
          Suite 100
 Morgan Hill, California                                     95037

(Address of Principal Executive Offices)                   (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

         (c)

         Exhibits
                 The following exhibit is being furnished herewith:

  Exhibit                     Description
  Number
-----------                   ----------------

      99.1* Text of press release issued by Castelle dated July 25, 2003.

* This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.



Item 12. Results of Operations and Financial Condition.


         (a) The information contained in this Item 12 and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On July 25, 2003, Castelle issued a press release regarding its financial results for its second fiscal quarter ended June 30, 2003. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 28, 2003

                                             Castelle

                                        By: /s/ Paul W. Cheng
                                            Paul W. Cheng
                                            Vice President,
                                            Chief Financial Officer
                                            and Secretary


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                                  EXHIBIT INDEX

       Exhibit
       Number                   Description
---------------                 ----------------

          99.1                   Text of press release issued by Castelle dated
                                 July 25, 2003.